UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
FORM 8-K
_______________
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 24, 2020
_______________

Fortive Corporation
(Exact Name of Registrant as Specified in Its Charter)
_______________

Delaware
(State or Other Jurisdiction of Incorporation)

001-37654	47-5654583
(Commission File Number)	(IRS Employer Identification No.)

6920 Seaway Blvd
Everett,	WA	98203

(Address of principal executive offices)		(Zip code)
(425) 446-5000
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common stock, par value $0.01 per share	FTV	New York Stock Exchange
5% Mandatory convertible preferred stock, Series A, par value $0.01 per share	FTV. PRA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amendment No. 3 to Revolving Credit Agreement
On April 24, 2020 (the “Amendment Effective Date”), Fortive Corporation, a Delaware corporation (the “Company”), entered into Amendment No. 3 to Revolving Credit Agreement (the “Third Amendment”), which amends the Amended and Restated Credit Agreement, dated as of November 30, 2018, among the Company and certain of its subsidiaries from time to time party thereto, Bank of America, N.A., as Administrative Agent and a Swing Line Lender, and the lenders referred to therein (as amended by Amendment No. 1 to Revolving Credit Agreement dated as of February 21, 2019 and Amendment No. 2 to Revolving Credit Agreement dated as of February 25, 2020, the “Original Revolving Credit Agreement” and as amended by the Third Amendment, the “Revolving Credit Agreement”). The Third Amendment makes certain changes to the Original Revolving Credit Agreement, including without limitation, the following:

•for any four fiscal quarters ending on the dates noted below (each an “Adjusted Four Quarters”) that end prior to the maturity date of the revolving credit facility, the maximum permitted consolidated net leverage ratio of consolidated net funded indebtedness to consolidated EBITDA was increased from 3.50 to 1.00 to, (i) with respect to the four fiscal quarters ending June 26, 2020, September 25, 2020, December 31, 2020, or April 2, 2021, 4.75 to 1.00, (ii) with respect to the four fiscal quarters ending July 2, 2021, 4.5 to 1.0, (iii) with respect to the four fiscal quarters ending October 1, 2021, 4.25 to 1.0 and (iv) with respect to the four fiscal quarters ending December 31, 2021, 3.75 to 1.0; provided however, that for any four fiscal quarters that are not an Adjusted Four Quarters, the maximum permitted consolidated net leverage ratio remains at 3.5 to 1.0, as may be increased to 4.0 to 1.0 following a material acquisition (the “Unadjusted Maximum Ratio”);

•from the Amendment Effective Date to December 31, 2021 (the “Amendment Period”), the minimum LIBOR rate was increased from 0% to 0.25% per annum and the minimum base rate was increased from 1.00% to 1.25% per annum;

•for any Adjusted Four Quarters during the Amendment Period in which the consolidated net leverage ratio is greater than the Unadjusted Maximum Ratio, the applicable margin (as determined based on the Company’s long-term debt credit rating) for any LIBOR rate loans will increase from a range of 80.5 and 117.5 basis points to a range of 118.0 and 155.0 basis points and for any base rate loans will increase from a range of 0.0 and 17.5 basis points to a range of 18.0 and 55.0 basis points; and

•during the Amendment Period, the maximum principal amount of secured indebtedness, other than certain types of secured indebtedness expressly permitted under the Revolving Credit Agreement, is decreased from 15% of the Company’s consolidated net assets (when added together with indebtedness incurred or guaranteed by any of the Company’s subsidiaries) to 11.25% of the Company’s consolidated net assets (when added together with indebtedness incurred or guaranteed by any of the Company’s subsidiaries).
In connection with the execution of the Third Amendment, the Company paid customary arranger and lender consent fees and fees and expenses of Bank of America, N.A., in its capacity as administrative agent.

The foregoing summary of the Third Amendment is qualified in its entirety by the complete text of the Third Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference as if fully set forth herein.
Amendment No. 2 to Term Loan Credit Agreement
On the Amendment Effective Date, the Company entered into Amendment No. 2 to Term Loan Credit Agreement (the “Second Amendment”), which amends the Term Loan Credit Agreement, dated as of March 1, 2019, among the Company, Bank of America, N.A., as Administrative Agent, and the lenders referred to therein (as amended by Amendment No. 1 to Term Loan Credit Agreement dated February 25, 2020, the “Original Term Loan Credit Agreement” and as amended by the Second Amendment, the “Term Loan Credit Agreement”). The Second Amendment makes certain changes to the Original Term Loan Credit Agreement, including without limitation, the following:

•the maturity date of the term loan facility was extended from August 28, 2020 to May 30, 2021 (the “Extended Maturity Date”);

•for any four fiscal quarters ending after the effective date of the Second Amendment and prior to the Extended Maturity Date, the maximum permitted consolidated net leverage ratio of consolidated net funded indebtedness to consolidated EBITDA was increased from 3.50 to 1.00 to 4.75 to 1.00;

•the minimum LIBOR rate was increased from 0% to 0.25% per annum and the minimum base rate for the term loan was increased from 1.00% to 1.25% per annum;

•the applicable margin (as determined based on the Company’s long-term debt credit rating) for any LIBOR rate loans has been increased from a range of 75.0 and 97.5 basis points to a range of 155.0 and 180.0 basis points and for any base rate loans have been increased from 0.0 basis points to a range of 55.0 and 80.0 basis points; and

•the maximum principal amount of secured indebtedness, other than certain types of secured indebtedness expressly permitted under the Term Loan Credit Agreement, was decreased from 15% of the Company’s consolidated net assets (when added together with indebtedness incurred or guaranteed by any of the Company’s subsidiaries) to 11.25% of the Company’s consolidated net assets (when added together with indebtedness incurred or guaranteed by any of the Company’s subsidiaries).
In connection with the execution of the Second Amendment, the Company paid customary arranger and lender consent fees and fees and expenses of Bank of America, N.A., in its capacity as administrative agent.

The foregoing summary of the Second Amendment is qualified in its entirety by the complete text of the Second Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference as if fully set forth herein.

Item 2.02 Results of Operations and Financial Condition
On April 30, 2020, the Company issued a press release announcing financial results for the quarter ended March 27, 2020. A copy of the release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The information set forth in this Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished pursuant to Item 2.02 of Form 8-K. This Item 2.02 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

Exhibit No.	Description

10.1
Amendment No. 3 to Revolving Credit Agreement, dated as of April 24, 2020, by and among Fortive Corporation and certain of its subsidiaries from time to time party thereto, Bank of America, N.A., as Administrative Agent and a Swing Line Lender, and the lenders referred to therein

10.2	Amendment No. 2 to Term Loan Credit Agreement, dated as of April 24, 2020, by and among Fortive Corporation, Bank of America, N.A., as Administrative Agent, and the lenders referred to therein
99.1	Press release dated April 30, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTIVE CORPORATION

Date:	April 30, 2020	By:	/s/ Daniel B. Kim
Daniel B. Kim
Vice President - Associate General Counsel and Secretary